SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 19, 2005

XEROX CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-4471	16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Long Ridge Road

P. O. Box 1600

Stamford, Connecticut 06904-1600

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (203) 968-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Material Definitive Agreement.

On May 19, 2005, Registrant’s Board of Directors and Compensation Committee approved accelerating the vesting of approximately 733,000 unvested stock options previously granted in 2004 to Registrant’s corporate officers. These options are outstanding under Registrant’s 1991 Long-Term Incentive Plan and 2004 Performance Incentive Plan. Previously, Registrant approved a similar action for approximately 2,883,000 unvested stock options granted in 2004 to its non-officer employees. The vesting of all these options is effective December 31, 2005. These accelerated options have a weighted average exercise price of $13.71, represent approximately 4 percent of Registrant’s total outstanding options and would have been scheduled to vest on December 31, 2006 or January 1, 2007. As disclosed in Registrant’s 2004 Annual Report, in lieu of stock options, Registrant began granting in 2005 time- and performance-based restricted stock awards, which are already reflected as compensation expense in its results of operations. Therefore, the acceleration of vesting for previously awarded stock options effectively completes the transition to the new stock-based award program.

The primary purpose of this accelerated vesting is to eliminate compensation expense Registrant would recognize in its results of operations upon the adoption of FASB Statement No. 123R, “Share-Based Payment,” which is effective for Registrant beginning in the first quarter of 2006. Registrant expects the acceleration to reduce its pre-tax stock option compensation expense in 2006 by approximately $31 million or $0.02 per diluted share, of which $6 million is related to the May 19, 2005 action taken by Registrant’s Board of Directors and Compensation Committee.

Item 9.01. Financial Statements and Exhibits.

10(b)(2)	Form of Amendment to Agreements under Registrant’s 1991 Long-Term Incentive Plan

10(e)(7)	Form of Amendment to Agreements under Registrant’s 2004 Performance Incentive Plan

Forward Looking Statements

From time to time we and our representatives, may provide information, whether orally or in writing, including certain statements in this Current Report on Form 8-K, that are forward-looking. These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available. We are making investors aware that such forward-looking statements, because they relate to future events, are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this Current Report on Form 8-K and other public statements we make. The words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “will,” “should” and similar expressions, as they relate to us, are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended. Information concerning certain factors that could cause actual results to differ materially is included in our Quarterly Report on Form 10-Q for the Quarter ended March 31, 2005 filed with the Securities and Exchange Commission. We do not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly authorized this Report to be signed on its behalf by the undersigned duly authorized.

Date: May 20, 2005
XEROX CORPORATION

	By:	/s/ J. Michael Farren
J. Michael Farren
Vice President – External and Legal Affairs,
General Counsel and Corporate Secretary